UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010

ARKADOS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27587	22-3586087
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Old New Brunswick Road, Suite 202
Piscataway, NJ  08854
(Address of Principal Executive Offices)

(732) 465-9300
(Registrant's telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))I

INTRODUCTORY NOTE

This Report on Form 8-K filed by Arkados Group, Inc. ("Arkados" or the "Company") may contain forward-looking statements. You can identify these statements by forward-looking words such as "may," "will," "expect," "intend," "anticipate," believe," "estimate" and "continue" or similar words. Forward-looking statements include information concerning possible or assumed future business success or financial results. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Accordingly, we do not undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties set forth under "Risk Factors" in our Annual Report on Form 10-K for the year ended May 31, 2009 and other periodic reports filed with the SEC. Accordingly, to the extent that this Report contains forward-looking statements regarding the financial condition, operating results, business prospects or any other aspect of the Company, please be advised that Arkados’ actual financial condition, operating results and business performance may differ materially from that projected or estimated in such forward-looking statements.

Item 1.01    Entry into a Material Definitive Agreement.

We previously reported that during the period from January 26, 2010 to February 4, 2010, we entered into Fobearance Agreements with the holders of $ 14,119,288 of the $17,112,175 principal amount 6% secured convertible debentures due June 28, 2009 (the “Debentures”) outstanding on January 31, 2010 that were in default by reason of non-payment.  Since our prior report on Form 8-K dated, January 26, 2010 was filed with to report the initial Forbearance Agreement, we entered into Forbearance Agreements having the same terms with the holders of the balance of the Debentures, commencing on February 16, 2010. The agreements give us until March 31, 2010 to conclude financing and debt restructuring transactions without the threat of such holders taking action to enforce their rights under the Debentures, related transaction documents granting the holders of the Debentures a security interest in substantially all of our property and under law.  The holders’ agreement to forbear terminates on the occurrence of certain events including the filing of a bankruptcy petition by or against the company.  A copy of the form of this agreement is incorporated by reference to Exhibit 99.1 to the Form 8-K report dated January 26, 2010.

Although there can be no assurance that the financing or restructuring of our debt can be achieved, we continue to work closely with representatives of the holders of the Debentures and other creditors to maintain the company as an ongoing business, which includes preserving the company’s current operations and relationships with existing customers, partners and suppliers.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number
99.1	Form of Forbearance Agreement among Arkados Group, Inc. and the holders of Arkados 6% secured convertible debentures due June 28, 2009 (incorporated by reference to Form 8-K dated January 26, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKADOS GROUP, INC.

Date: February 22, 2010	By:	/s/ Larry Crawford
Larry Crawford
Chief Financial Officer